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                                                                    Exhibit 99.9

                                                                  EXECUTION COPY


                                  iBASIS, INC.

                                       AND

                          THE NOTEHOLDERS NAMED HEREIN


                                   ----------


                          REGISTRATION RIGHTS AGREEMENT


                            DATED AS OF JUNE 18, 2004

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                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of June 18, 2004, among iBasis, Inc., a Delaware (the "COMPANY"), and each of the individuals and entities listed on Schedule I hereof (the "INITIAL HOLDERS").

     WHEREAS, the Company and Initial Holders are parties to that certain Note Purchase Agreement, dated as of the date hereof, pursuant to which the Company has agreed to issue, and the Initial Holders have agreed to purchase, as more fully described therein, $29,000,000 aggregate principal amount of the Company's 8% Secured Convertible Notes due 2007 (the "NOTES").

     WHEREAS, the Notes are convertible into shares of Common Stock of the Company (the shares of Common Stock issued or issuable upon conversion of any Notes being referred to herein as the "CONVERSION SHARES"), at an initial conversion price of $1.85 per share pursuant to that certain Indenture relating to the Notes, dated as of the date hereof, by and between the Company and the Trustee named therein (the "INDENTURE").

     WHEREAS, upon conversion of any Notes by a Noteholder, such Noteholder shall own Conversion Shares, which shall continue to be subject to the terms of this Agreement.

     WHEREAS, in accordance with the terms of the Indenture, the conversion price of the Notes may be adjusted in the event that the Company does not file a Registration Statement to cover the resale of the Notes and/or the Conversion Shares within thirty (30) days of the date of receipt of a Demand Request (as defined below), or a Registration Statement to cover such resale is not effective within one hundred and twenty days (120) days of the date of receipt of a Demand Request.

     WHEREAS, the Noteholders shall have certain registration rights with respect to the Notes and the Conversion Shares as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its Subsidiaries to perform and comply, with each of the following provisions as are applicable to it. Each Noteholder and each holder of Conversion Shares will perform and comply with each of the following provisions as are applicable to such holder.

          1.1. DEMAND REGISTRATION RIGHTS.

               1.1.1. GENERAL. Any holders of Registrable Securities who at such time hold greater than 50% of the Conversion Shares ("INITIATING HOLDERS") may request, by written notice to the Company (a "DEMAND REQUEST"), that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Holders, without converting any Notes held by such Initiating Holders prior to making such request. Such Demand Request shall specify the intended method or

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          methods of distribution. Within ten (10) days after receipt of such notice from the Initiating Holders, the Company shall give notice of such requested registration to all other holders of Registrable Securities in accordance with Section 1.2 hereof. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register pursuant to the Demand Request, together with all other Registrable Securities which the Company has been requested to register pursuant to this Section 1.1 or Section 1.2 hereof or otherwise by notice delivered to the Company within 20 days after the Company has given the required notice of such requested registration (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; PROVIDED, HOWEVER, that, from and after the ninety-first (91st) day following the date hereof, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.1.1 within ninety (90) days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans).

               1.1.2. FORM; LIMITATIONS. Except as otherwise provided above, each registration requested pursuant to Section 1.1.1 hereof shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least fifty percent (50%) of the Conversion Shares held by persons who have requested that their Registrable Securities be included in the proposed registration statement in question (the "MAJORITY PARTICIPATING HOLDERS") or the Company is then eligible to use Form S-3 for a Public Offering by the Majority Participating Holders of their Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required to effect any registration requested pursuant to Section 1.1.1 hereof on any form other than Form S-3 (or any successor form) if the Company has previously effected three or more registrations of Registrable Securities under Section 1.1.1 hereof on any form other than Form S-3 (or any successor form). No registration of Registrable Securities which shall not have become and remained effective in accordance with this Section 1.1 shall be included in the calculation of the number of registrations contemplated by this Section 1.1.2 (unless the Initiating Holders withdraw their request for such registration, other than (i) if such withdrawal is a result of information concerning the business or financial condition of the Company which is made known after the date on which such registration was requested or (ii) if the Initiating Holders pay all the expenses of such registration otherwise payable by the Company pursuant to Section 1.1.3 hereof). In addition, a registration requested pursuant to this Section 1.1 shall not be included in the calculation of the number of registrations contemplated by this Section 1.1.2, if the number or principal amount of each class of Registrable Securities of the

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          Initiating Holders actually registered falls below 50% of the number or principal amount of Registrable Securities of such class requested to be registered by the Initiating Holders. If at the time of any request to register Registrable Securities pursuant to this Section
          1.1 that is made after the thirtieth (30th) day following the date hereof, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 30 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period. In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a registration statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all selling stockholders to such effect, and, upon receipt of such notice, each such selling stockholder shall immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such selling stockholder has received copies of a supplemented or amended prospectus or until such selling stockholder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under the foregoing sentence to suspend sales of Registrable Securities for a period in excess of 30 days consecutively or 60 days in any 365-day period.

               1.1.3. PAYMENT OF EXPENSES. The Company shall pay all reasonable expenses of holders of Registrable Securities incurred in connection with the first three registrations of Registrable Securities requested pursuant to this Section 1.1 (including the reasonable fees and expenses of a single legal counsel representing all selling stockholders), other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

               1.1.4. ADDITIONAL PROCEDURES. In the case of a registration pursuant to this Section 1.1, whenever the Initiating Holders shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section 1.1.2 hereof. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to this Section 1.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Holders and such holder). If requested by the underwriters of such registration, the Company, together with the holders of Registrable Securities proposing to distribute their securities through such underwriting, will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders

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          and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

          1.2. PIGGYBACK REGISTRATION RIGHTS.

               1.2.1. GENERAL. Each time the Company proposes to register any shares of Common Stock under the Securities Act, on a form which would permit registration of Registrable Securities for sale to the public, for sale in a Public Offering, the Company will promptly give notice to all holders of Registrable Securities of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after receipt of such notice, request that some or all of the Common Shares held by such holder be included in such registration. The Company thereupon will use its reasonable best efforts to cause to be included in such registration under the Securities Act, all Common Shares which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Common Shares to be so registered. No registration of Registrable Securities effected under this Section 1.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 1.1 hereof. The Company may withdraw or suspend any registration covered by this Section 1.2 at any time (subject, in the case of any registration also covered by Section 1.1 hereof, to any limitations set forth therein).

               1.2.2. EXCLUDED TRANSACTIONS. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 1.2 incidental to the registration of any of its securities in connection with:

                         (a) Any Public Offering relating to employee benefit plans or dividend reinvestment plans; or

                         (b) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

               1.2.3. PAYMENT OF EXPENSES. The Company shall pay all reasonable fees and expenses of a single legal counsel representing any and all holders of Registrable Securities incurred in connection with the first three registrations of Registrable Securities requested pursuant to this Section 1.2.

               1.2.4. ADDITIONAL PROCEDURES. Holders of Registrable Securities participating in any Public Offering pursuant to this
          Section 1.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Common Shares in such Public Offering, including, without limitation, being parties to the underwriting

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          agreement entered into by the Company and any other selling stockholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including without limitation customary selling stockholder representations, warranties, indemnifications and "lock-up" agreements) for the benefit of the underwriters; PROVIDED, HOWEVER, that (a) with respect to individual representations, warranties, indemnities and agreements of selling holders of Registrable Securities in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (b) to the extent selling holders of Registrable Securities give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of Registrable Securities included in the offering or (ii) such holder's net proceeds from such offering.

          1.3. CERTAIN OTHER PROVISIONS.

               1.3.1. UNDERWRITER'S CUTBACK IN CONNECTION WITH A DEMAND REQUEST. In connection with any registration of shares of Common Stock pursuant to an underwritten offering conducted pursuant to a Demand Request, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares of Common Stock to be underwritten. Notwithstanding any contrary provision of
          Section 1.1 hereof, and subject to the terms of this Section 1.3.1, the underwriter may limit the number of shares which would otherwise be included in such registration. Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of Common Stock that would otherwise be registered and underwritten in such registration, and the number of shares of Common Stock, including Common Shares, that may be included in the registration shall be allocated:

                         (a)  first, to the holders of Common Shares; and

                         (b) second, to the Company and any other shareholders of the Company requesting registration of shares of Common Stock;

          PROVIDED, HOWEVER, that if the Company has, prior to the date hereof, or after the date hereof with the consent of the Majority Holders, granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback, the registration rights granted to the holders of any such shares of Common Stock shall be treated on an equal basis with Registrable Securities for purposes of this underwriting cutback; PROVIDED, FURTHER, that it is specifically agreed and acknowledged that the registration rights granted (1) to Silicon Valley Bank pursuant to the Registration Rights Agreement, dated on or around December 30, 2002, between the Company and Silicon Valley Bank, (2) to certain holders pursuant to the Amended and

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          Restated Warrant and Registration Rights Agreement, dated February 21,
          2003, by and among the Company and the warrant agent named therein and
          (3) to certain holders pursuant to the 2004 Warrant and Registration Rights Agreement, dated June 18, 2004, by and among the Company and the warrant agent named therein are to be treated on an equal basis with Registrable Securities for the purposes of this underwriting cutback. If further limitation on the number of shares to be included in the offering is required, the number of Registrable Securities and other shares of Common Stock that may be included in such registration under Section 1.3.1(a) above, shall be allocated among holders in proportion, as nearly as practicable, to the respective amounts of Common Stock which each stockholder requested be registered in such registration. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Upon delivery of a written request that Registrable Securities be included in an underwritten offering pursuant to Section
          1.1.1 hereof, the holder thereof may not thereafter elect to withdraw therefrom without the written consent of the Company and the Majority Participating Holders, unless 50% or more of the Common Shares it requested to be included in such registration are subject to an underwriter cutback.

               1.3.2. UNDERWRITER'S CUTBACK IN CONNECTION WITH A PIGGYBACK REGISTRATION. In connection with any registration of shares of Common Stock pursuant to an underwritten offering, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares of Common Stock to be underwritten. Notwithstanding any contrary provision of Section 1.2 hereof, and subject to the terms of this Section 1.3.2, the underwriter may limit the number of shares which would otherwise be included in such registration. Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of Common Stock that would otherwise be registered and underwritten in such registration, and the number of shares of Common Stock, including Common Shares, that may be included in the registration shall be allocated:

                         (a) first, to the Company and, if the registration is pursuant to a demand request made by a third party, to the holders making the demand request;

                         (b) second, pari passu to the holders of Registrable Securities; PROVIDED, HOWEVER, that no Registrable Securities requested to be included in the registration by a Holder shall be excluded from the registration until all shares proposed to be registered by the Company's founders, officers, directors or employees are excluded from the registration; and

                         (c) third, to any others requesting registration of securities of the Company pursuant to piggyback registration rights that are junior;

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          PROVIDED, HOWEVER, that if the Company has, prior to the date hereof, or after the date hereof, subject to Sections 1.3.6 and 1.3.7 of this Agreement, granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback, the registration rights granted to the holders of any such shares of Common Stock shall be treated on an equal basis with Registrable Securities for purposes of this underwriting cutback; PROVIDED, FURTHER, that it is specifically agreed and acknowledged that the registration rights granted (1) to Silicon Valley Bank pursuant to the Registration Rights Agreement, dated on or around December 30, 2002, between the Company and Silicon Valley Bank, (2) to certain holders pursuant to the Amended and Restated Warrant and Registration Rights Agreement, dated February 21, 2003, by and among the Company and the warrant agent named therein and
          (3) to certain holders pursuant to the 2004 Warrant and Registration Rights Agreement, dated June 18, 2004, by and among the Company and the warrant agent named therein are to be treated on an equal basis with Registrable Securities for the purposes of this underwriting cutback. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Upon delivery of a written request that Registrable Securities be included in an underwritten offering pursuant to Section
          1.2.1 hereof, the holder thereof may not thereafter elect to withdraw therefrom without the written consent the Company and the Majority Participating Holders, unless 50% or more of the Common Shares it requested to be included in such registration are subject to an underwriter cutback.

               1.3.3. REGISTRATION PROCEDURES. If and in each case when the Company is required to use its reasonable best efforts to effect a registration of any Registrable Securities as provided in Section 1.1 or Section 1.2 hereof, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation:

                         (a) promptly filing with the Commission a registration statement and using best efforts to cause such registration statement to become effective (subject to additional obligations set forth in Section 1.1);

                         (b) preparing and filing with the Commission such amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective (i) if in connection with a Demand Request, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Initiating Holders thereof; PROVIDED, HOWEVER, that if the registration is effected by the filing of a registration statement on Form S-3, then the Company shall keep such registration statement effective for a period not to exceed 3 years from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement have been disposed of in accordance with the intended method of distribution therefore, the

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               expiration of the time when a prospectus relating to such
               registration is required to be delivered under the Securities Act, or such registration statement no longer covers Registrable Securities and (ii) if in connection with Section 1.2, for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act;

                         (c) using its best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as the sellers shall reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; and

                    (d) otherwise cooperating reasonably with, and taking such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

               1.3.4. LOCK-UP. If, in connection with any Public Offering, the Company or the underwriters managing such Public Offering request that the Noteholders enter into a "lock-up" agreement with respect to the Conversion Shares held by the Noteholders, the Noteholders agree to act in a commercially reasonable manner in considering and responding to any such request.

               1.3.5. SELECTION OF UNDERWRITERS AND COUNSEL. The underwriters and legal counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a Demand Request, the Initiating Holders with the consent of the Company as it specifically relates to the underwriters (which consent shall not be unreasonably withheld).

               1.3.6. FUTURE REGISTRATION RIGHTS. If, after the date hereof, the Company enters into an agreement or other commitment with any other Person that has the effect of establishing registration rights with respect to the Company's capital stock the terms of which are pari passu or more favorable, taken as a whole, to such Person than the registration rights established in favor of the holders of Registrable Securities and Noteholders pursuant to Section 1.1 or
          Section 1.2 hereof, then the Company will promptly so notify such holders in writing, and the Company shall, without the necessity of any action on the part of such holders, extend the benefits of such pari passu or more favorable terms to such holders as if such terms were contained in this Agreement, or permit such holders to enter into such other agreement establishing such rights in lieu of this agreement.

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               1.3.7.    RIGHT TO PRIORITY REGISTRATION. Notwithstanding
          anything to the contrary express or implied in this Agreement, the Company hereby agrees that, in the event that a Demand Request is delivered on or prior to the thirty (30) day anniversary of the date hereof, the Company shall not grant registration rights after the date hereof to any other Person that would entitle such Person to have the sale of Securities held by such Person registered by the Company under a registration statement that is declared effective contemporaneously with or prior to the effectiveness of the Registration Statement filed by the Company in connection with such Demand Request.

               1.3.8. TRANSFER OF REGISTRATION RIGHTS. The rights of an Initial Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of an Initial Holder, (ii) any subsidiary, parent, partner, retired partner, limited partner, shareholder or member of an Initial Holder or (iii) any family member or trust for the benefit of any Initial Holder, or
          (iv) any transferee who, after such transfer, holds at least 25% of the Registrable Securities (as adjusted for any stock dividends, stock splits, combinations and reorganizations and similar events) originally issued to such transferring or assigning Initial Holder. Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Initial Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

          1.4. INDEMNIFICATION AND CONTRIBUTION.

               1.4.1. INDEMNITIES OF THE COMPANY. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its Subsidiaries under the Securities Act pursuant to Section 1.1, Section 1.2 hereof or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its Subsidiaries are sold (whether or not for the account of the Company or its Subsidiaries), the Company will, and hereby does, and will cause each of its Subsidiaries, jointly and severally, to indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its Subsidiaries within the meaning of
          Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and stockholders, and each other Person, if any, who controls any such seller or any such controlling Person within the meaning of Section 15 of the Securities Act or Section 20 of the

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          Exchange Act (each such person being referred to herein as a "COVERED
          PERSON"), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other reasonable expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that neither the Company nor any of its Subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its Subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 1.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

               1.4.2. INDEMNITIES TO THE COMPANY. The Company and any of its Subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Agreement, that the Company and any of its Subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its Subsidiaries, each director of the Company or any of its Subsidiaries, each officer of the Company or any of its Subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its Subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its Subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

               1.4.3.    CONTRIBUTION. If the indemnification provided for in
          Section 1.4.1 or Section 1.4.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 1.4 (an "INDEMNITEE") in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 1.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 1.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               1.4.4. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that, the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including, but not limited to, any impleaded parties) reasonably believe that the representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. In the case of clause (ii) above and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

               1.4.5. LIMITATION ON LIABILITY OF INITIAL HOLDERS OF REGISTRABLE SECURITIES. The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 1.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to the registration giving rise to such liability.

          1.5. REPORTS UNDER EXCHANGE ACT. In order to provide to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit any such holder to sell securities of the Company to the public without registration, and in order to make it possible for the sale of Common Shares to be registered pursuant to a registration on Form S-3 if the Company is then otherwise eligible to use such Form, the Company agrees to:

                         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                         (b) take such action, including the registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the holders of Common Shares to utilize Form S-3 for the resale of their Common Shares (ignoring, for this purpose, the provisions of Items I.A.5 and I.B.3 of the General Instructions thereto);

                         (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                         (d) furnish to any holder of Registrable Securities, so long as the holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company filed with the Commission and such other reports and documents so filed by the Company; and
               (iii) such other information as may be reasonably requested in availing any holder of Registrable Securities any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

     Section 2. RULE 144. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Initial Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144 of the Securities Act. The Company covenants to take such further action as any Initial Holder may reasonably request, all to the extent required from time to time to enable such Initial Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. The Company will provide a copy of this Agreement to prospective purchasers of Registrable Securities identified to the Company by the Initiating Holders upon request. Upon the request of any Initial Holder, the Company shall deliver to such Initial Holder a written statement as to whether it has complied with such requirements.

     Section 3. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings below:

           "AFFILIATE" shall mean, with respect to the Company or any of its Subsidiaries (or any other specified Person), any other Person which, directly or indirectly controls or is controlled by or is under direct or indirect common control with the Company or such Subsidiary (or such specified Person), and, without limiting the generality of the foregoing, shall include (a) any other Person which beneficially owns or holds 10% of more of any class of voting securities of such Person or 10% or more of the equity interest in such Person, (b) any other Person of which such Person beneficially owns or holds 10% or more of any class of voting securities or in which such Person beneficially owns or holds 10% or more of the equity interest in such Person and (c) any director or executive officer of such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "AGREEMENT" shall have the meaning set forth in the first paragraph of this Agreement.

          "BOARD" shall mean the Board of Directors of the Company.

          "BUSINESS DAY" shall mean any day, excluding Saturday, Sunday and any day which shall be in New York, New York or Boston, Massachusetts a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

          "COMMISSION" shall mean the Securities and Exchange Commission.

          "COMMON SHARES" shall mean the Conversion Shares and all other shares of Common Stock held by the Noteholders from time to time, including without limitation, shares of Common Stock issued or issuable upon conversion of Subordinated Notes.

          "COMMON STOCK" shall mean the Company's common stock, par value $0.001 per share.

          "COMPANY" shall have the meaning set forth in the first paragraph of this Agreement.

          "CONVERSION SHARES" shall have the meaning set forth in the preamble of this Agreement.

          "COVERED PERSON" shall have the meaning set forth in Section 1.4.1 hereof.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

          "EXCHANGE AGREEMENT" shall have the meaning set forth in the second paragraph hereof.

          "INDEMNITEE" shall have the meaning set forth in Section 1.4.3 hereof.

          "INDEMNIFIED PARTY" shall have the meaning set forth in Section 1.4.3 hereof.

          "INDEMNIFYING PARTY" shall have the meaning set forth in Section 1.4.3 hereof.

          "INDENTURE" shall mean the Indenture relating to the Notes, dated as of the date hereof, by and among the Company, the Subsidiary Guarantors (as defined therein) and The Bank of New York.

          "INITIAL HOLDERS" shall have the meaning set forth in the preamble to this Agreement.

          "INITIATING HOLDERS" shall have the meaning set forth in Section 1.1.1 hereof.

          "MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the Conversion Shares outstanding on such date.

          "MAJORITY PARTICIPATING HOLDERS" shall have the same meaning set forth in Section 1.1.2 hereof.

          "MAJORITY NOTEHOLDERS" shall mean at any time holders of more than 50% of the aggregate principal amount of the Notes or, if the Notes have been converted, holders of more than 50% of the then outstanding Conversion Shares.

          "NOTEHOLDERS" shall mean the Initial Holders, together with any permitted transferees of such holders who subsequently acquire Notes.

          "NOTES" shall have the meaning set forth in the preamble of this Agreement.

          "PERSON" shall mean any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

          "PUBLIC OFFERING" shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

          "REGISTRABLE SECURITIES" shall mean the Notes and the Common Shares; PROVIDED, HOWEVER, that the Notes and shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act, or (ii) when such securities cease to be outstanding.

          "REGISTRATION PERIOD" shall mean the date on which the Registrable Securities can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act.

          "REGISTRATION STATEMENT" shall mean any registration statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act which covers any Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, all exhibits thereto and all materials incorporated by reference therein.

          "RULE 144" shall mean Rule 144 under the Securities Act (or any successor Rule).

          "RULE 145 TRANSACTION" shall mean a registration on Form S-4 pursuant to Rule 145 of the Securities Act (or any successor Form or provision, as applicable).

          "SECURITIES" shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "SECURITY" shall mean one of the Securities.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as in effect from time to time.

          "STOCK" shall include any and all shares, interests or other equivalents (however designated) of, or participants in, the capital stock of a corporation of any class.

          "SUBORDINATED NOTES" shall mean $38,180,000 aggregate principal amount of the Company's 6 3/4% Convertible Subordinated Notes due 2009.

          "SUBSIDIARY" shall mean, for any Person, (i) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, (ii) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its Subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution, (iii) a limited liability company, a majority of whose membership interests is, at the time, directly or indirectly owned by such Person or with respect to which such Person has a right, under any scenario, to receive 50% or more of the distributions of the assets of such limited liability company upon its dissolution, or (iv) any other Person (other than a corporation or partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (a) at least a majority ownership interest or
     (b) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

     Section 4. NOTICES. Any notice or demand authorized by this Agreement to be given or made by any holder of any Notes or Conversion Shares to or on the Company shall be sufficiently given or made when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or when received, if deposited in the mail, first class or registered, postage prepaid, addressed, as follows:

                          iBasis, Inc.

                         20 Second Avenue
                         Burlington, MA 01803
                         Attention:     Chief Financial Officer
                         Facsimile No.: 781-505-7304

                         with a copy to:

                         Bingham, McCutchen LLP
                         150 Federal Street
                         Boston, MA 02110
                         Attention:     Johan V. Brigham
                         Facsimile No.: 617-951-8736

     if to an Initiating Holder, at the corresponding address set forth for such Initiating Holder on Schedule I, PROVIDED, HOWEVER, that notice to such Initiating Holder shall not be valid unless a copy of such notice (which alone shall not constitute notice) is also at the same time delivered to:

                         Akin Gump Strauss Hauer & Feld LLP
                         590 Madison Avenue
                         New York, NY 10022
                         Attention:     Ira Dizengoff, Esq.
                                        John Strickland, Esq.
                         Facsimile No.: 212 872-1002

     Any notice pursuant to this Agreement to be given by the Company to any holder of any Notes or Conversion Shares shall be sufficiently given when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by such holder with the Company).

     Section 5. SUPPLEMENTS AND AMENDMENTS. Any supplement or amendment of this Agreement shall be in writing and executed and delivered by the Majority Noteholders and Company.

     Section 6. SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     Section 7. SURVIVAL OF REGISTRATION RIGHTS PROVISIONS, WARRANT AGENT PROVISIONS. The provisions of Section 1 shall survive the conversion of the Notes.

     Section 8. GOVERNING LAW; SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the internal laws of said State, without regard to principles of conflicts of laws. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the State of New York and of any New York state court sitting in New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 9. EXERCISE OF RIGHTS AND REMEDIES. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

     Section 10. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company and the Noteholders (including any holder of a beneficial interest in any Note or Registrable Securities) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, and the Noteholders (including any holder of a beneficial interest in any Note or Registrable Securities).

     Section 11. NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Initiating Holders herein or otherwise conflicts with the provisions hereof.

     Section 12. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 13. SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Initiating Holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or their affiliates (other than subsequent Initiating Holders of Registrable Securities if such subsequent Initiating Holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Initiating Holders of such required percentage.

     Section 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 15. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                    iBASIS, INC.


                                    By: /s/ Gordon J. VanderBrug
                                        ----------------------------------------
                                        Name:   Gordon J. VanderBrug
                                        Title:  Executive Vice President


Signature Page to Registration Rights Agreement

THE NOTEHOLDERS:


                                    GREYWOLF CAPITAL OVERSEAS FUND


                                    By: /s/ William Troy
                                        ----------------------------------------
                                        Name:   William Troy
                                        Title:  Chief Operating Officer


                                    GREYWOLF CAPITAL PARTNERS II LP


                                    By: /s/ William Troy
                                        ----------------------------------------
                                        Name:   William Troy
                                        Title:  Chief Operating Officer


                                    TEJAS SECURITIES GROUP, INC. 401K PLAN &
                                    TRUST
                                    JOHN GORMAN TTEE UAD 1/1/96 FBO
                                    JOHN J GORMAN


                                    By: /s/ John Gorman
                                        ----------------------------------------
                                        Name:   John Gorman
                                        Title:  Trustee


                                    SCHOTTENFELD QUALIFIED ASSOCIATES


                                    By: /s/ Richard Schottenfeld
                                        ----------------------------------------
                                        Name:   Richard Schottenfeld
                                        Title:  Managing Member of the General
                                                Partner


Signature Page to Registration Rights Agreement

                                    LC CAPITAL MASTER FUND, LTD.


                                    By: /s Steven Lampe
                                        ----------------------------------------
                                        Name:   Steven Lampe
                                        Title:  Managing Member of the Advisor


                                    SINGER CHILDREN'S MANAGEMENT TRUST


                                    By: /s/ Gary Singer
                                        ----------------------------------------
                                        Name:   Gary Singer
                                        Title:  Investment Advisor


                                    LOEB PARTNERS CORP.


                                    By /s/ Robert Grubin
                                       -----------------------------------------
                                       Name:    Robert Grubin
                                       Title:   Vice President


                                    JMG TRITON OFFSHORE FUND LIMITED

                                    BY ITS INVESTMENT MANAGER, PACIFIC ASSETS
                                    MANAGEMENT, LLC


                                    By /s/ Jonathan Glaser
                                       -----------------------------------------
                                       Name:    Jonathan Glaser
                                       Title:   Member Manager


Signature Page to Registration Rights Agreement

                                    JMG CAPITAL PARTNERS

                                    BY ITS GENERAL PARTNER, JMG CAPITAL
                                    MANAGEMENT, LLC


                                    By /s/ Jonathan Glaser
                                       -----------------------------------------
                                       Name:    Jonathan Glaser
                                       Title:   Member Manager


                                    WINDWARD CAPITAL, L.P.


                                    By: /s/ Kim Emerson Morris
                                        ----------------------------------------
                                        Name:   Kim Emerson Morris
                                        Title:  Portfolio Manager


Signature Page to Registration Rights Agreement

                                   SCHEDULE I

                             LIST OF INITIAL HOLDERS


Grewolf Capital Overseas Fund

Greywolf Capital Partners II LP

Tejas Securities Group, Inc. 401K Plan & Trust
John Gorman TTEE UAD 1/1/96 FBO John J. Gorman

Schottenfeld Qualified Associates

LC Capital Master Fund, Ltd.

Singer Children's Management Trust

Loeb Partners Corp.

JMG Capital Partners, LP

JMG Triton Offshore Fund Limited

Windward Capital, L.P.